EXHIBIT 99

THE YIELD BOOK

                             CMO Price/Yield Matrix
                             WF05AR9_3JUM IIA1 4.362


             Indicative                          Pricing            Prepayment
---------------------------------------   ---------------------   --------------
Name              WF05AR9_CNFJUM_3.data   Settlement  4/27/2005   CPR        PSA
Class                              IIA1   Priced To    Maturity   1 month
Coupon Type                         VAR   Stepdown                3 months
Principal Type                      REG   Fail               NO   12 months    0
Bond Type                   471,895,000   Index               0   Life
Current Balance             471,895,000
Original Balance              SBAACLJE4
CUSIP
Coupon                            4.362
Floater Formula    ( + 1.000) *9999.000
Reset Frequency

                                                    Collateral
                                  ----------------------------------------------
                                      Type       Gross    Net    WAM    Age  Pct
                                  W30-5X1-TSY1     4.62    4.36  28.29    20  67
                                  W30-5X1-LIB1Y   4.625   4.365  28.19    21  33


                                            --------------------- CPB ---------------------
          --------------------------------------------------------------------------------------------------------------------------
             Price     10               15              20              25              30              35              40
          --------------------------------------------------------------------------------------------------------------------
Yield       99.5703      4.458          4.463           4.468           4.474           4.481           4.489           4.497
Sprd Swaps                  15 (9/3)       20 (29/2)       25 (30/2)       29 (30/2)       35 (31/2)       42 (32/2)       49 (33/2)
           99.60155      4.445          4.449           4.453           4.458           4.463           4.469           4.476
                            14 (8/3)       19 (28/2)       23 (28/2)       27 (29/2)       34 (29/2)       40 (30/2)       47 (31/2)
            99.6328      4.432          4.435           4.438           4.441           4.445           4.449           4.454
                            13 (7/3)       17 (27/2)       22 (27/2)       26 (27/2)       32 (28/2)       38 (28/2)       45 (28/2)
           99.66405       4.42          4.421           4.423           4.425           4.427            4.43           4.433
                            11 (5/3)       16 (25/2)       20 (25/2)       24 (26/2)       30 (26/2)       36 (26/2)       42 (26/2)
            99.6953      4.407          4.408           4.408           4.409           4.409            4.41           4.411
                            10 (4/3)       15 (24/2)       19 (24/2)       23 (24/2)       28 (24/2)       34 (24/2)       40 (24/2)

          --------------------------------------------------------------------------------------------------------------------------
          WAL             2.69           2.47            2.26            2.07            1.89            1.72            1.56
          First Prin 5/25/2005      5/25/2005       5/25/2005       5/25/2005       5/25/2005       5/25/2005       5/25/2005
          Calc Mat   9/25/2008      9/25/2008       9/25/2008       9/25/2008       9/25/2008       9/25/2008       9/25/2008
          Nom Dur         2.47           2.27            2.08            1.91            1.75            1.59            1.45
          --------------------------------------------------------------------------------------------------------------------------

                                                Par Yield Curve
          -----------------------------------------------------------------------------------------------------------
          Years             0.25                  0.5        1        2        3        4        5        7       30
          Yields           2.761                3.134    3.436    3.737    3.888    4.002    4.116    4.242     4.71
          -----------------------------------------------------------------------------------------------------------


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("CGMI") based upon information with respect to the mortgage loans provided by
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